                                                                    Exhibit 10.6
                                 PROMISSORY NOTE
                                   (PBGC Note)
$9,500,000.00                                            North Chicago, Illinois
                                                         January 23, 2004

         FOR VALUE RECEIVED, and IN ACCORDANCE WITH the AMENDED JOINT
REORGANIZATION PLAN OF FANSTEEL INC. AND SUBSIDIARIES, dated September 18, 2003
(as amended, modified or otherwise supplemented from time to time, the "Plan")
and the AGREEMENT, dated December 19, 2003 (as amended, modified or otherwise supplemented from time to time, the "PBGC Agreement"), by and among the undersigned, FANSTEEL INC., a Delaware corporation ("Fansteel"), certain affiliate debtors party thereto and the PENSION BENEFIT GUARANTY CORPORATION
("PBGC" or "Payee"), FANSTEEL HEREBY PROMISES TO PAY to the order of PBGC, the principal sum of NINE MILLION FIVE HUNDRED THOUSAND DOLLARS ($9,500,000.00) on
or before January 23, 2014 (the "Maturity Date") in accordance with the payment schedule set forth below.

         1. INTEREST. The outstanding principal balance of this note shall not bear interest except as provided in Section 7 of this Note.

         2. PAYMENT SCHEDULE. The principal of this Note shall be paid in ten annual installments paid as follows:

         (a)      Five (5) consecutive annual installment payments by Fansteel to PBGC of $750,000, commencing on January 23, 2005 ("Annual
                  Payment Date"), and continuing thereafter on each of the
                  first, second, third, and fourth anniversaries of such date;
                  and

         (b)      Four (4) consecutive annual installment payments by Fansteel to PBGC of $1,150,000, commencing on the fifth anniversary of the Annual Payment Date and continuing thereafter on each of the sixth, seventh, and eighth anniversaries of such date; and

         (c)      One (1) final installment payment by Fansteel to PBGC equal to the amount necessary to pay in full the outstanding principal balance hereof on the Maturity Date, in the event that the principal has not been paid in full prior thereto.

         (d)      All payments made to the PBGC on account of principal hereof shall be noted by the PBGC on the schedule that is attached hereto and hereby made a part hereof; provided, however, that any error or omission by the PBGC in this regard shall not affect the obligation of Fansteel to pay the full amount of the principal due to the PBGC.

         3. PAYMENTS MADE ON BUSINESS DAYS. If any amount payable hereunder shall be due on a day on which banks are required or authorized to close in
Chicago (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day without causing an Event of Default under Section 6 herein.

         4. MANNER OF PAYMENTS. Principal is payable to Payee in lawful money of the United States and in immediately available funds at its offices at 1200 K
Street NW, Suite 340, Washington, D.C. 20005-4026, or in such other manner as the PBGC shall designate in writing to Fansteel.

         5. PREPAYMENT OF NOTE BY FANSTEEL. Fansteel may, at its option, prepay this Note, in whole at any time or in part from time to time, without penalty or premium.

         6. EVENTS OF DEFAULT. Each of the following are "Events of Default"
under the terms of this Note:

                  (a)      Failure of Fansteel to pay any principal of this Note
                           when due (whether by scheduled maturity, required
                           prepayment, acceleration, demand or otherwise); or

                  (b)      Failure of Fansteel to perform or observe any
                           material covenant contained in this Note, and such
                           failure, if capable of being remedied, remains
                           unremedied for thirty days after written notice
                           thereof shall has been given to Fansteel by PBGC; or

                  (c)      Fansteel admits in writing its inability to pay its
                           debts generally, or makes a general assignment for
                           the benefit of creditors; or any proceeding is
                           instituted by or against Fansteel seeking to
                           adjudicate it a bankrupt or insolvent, or seeking
                           dissolution, liquidation, winding up, reorganization,
                           arrangement, adjustment, protection, relief or
                           composition of it or its debts under any law relating
                           to bankruptcy, insolvency or reorganization or relief
                           of debtors, or seeking the entry of an order for
                           relief or the appointment of a receiver, trustee,
                           custodian or other similar official for Fansteel or
                           for any substantial part of its property; or Fansteel
                           shall take any action to authorize or effect any of
                           the actions set forth above in this clause (c); or

                  (d)      If any provision of this Note or any other related
                           document shall at any time for any reason be declared
                           to be null and void by a court of competent
                           jurisdiction, or the validity or enforceability
                           thereof shall be contested by Fansteel, or a
                           proceeding shall be commenced by Fansteel seeking to
                           establish the invalidity or unenforceability thereof,
                           or Fansteel shall deny that it has any liability or
                           obligation hereunder or thereunder.

         7. REMEDIES UPON EVENTS OF DEFAULT. Upon the occurrence of any Event of
Default set forth in Section 6 of this Note, PBGC may:

                  (a)      Declare the outstanding principal amount of this Note
                           to be immediately due and payable, whereupon the
                           outstanding principal amount of this Note shall
                           become and shall be forthwith due and payable,
                           without diligence, presentment, demand, protest or
                           other notice of any kind, all of which are hereby
                           expressly waived; provided that upon any Event of
                           Default contained in Section 6(c) of the Note, the
                           entire unpaid balance of the Note shall automatically
                           become immediately due without necessity of any
                           notice or declaration by PBGC; and

                  (b)      Exercise any and all of its other rights under
                           applicable law, the PBGC Agreement, the Mortgage
                           Instrument issued by Fansteel de Mexico to the PBGC
                           securing the collateral for this Note and hereunder.

         From and after the date of any Event of Default whereby Fansteel has failed to make one or more payment(s) required pursuant to this Note when due, interest shall accrue on each defaulted payment at a rate of eight percent (8%)
per annum from the date of the applicable default until and including the date that such defaulted payment(s) and the applicable accrued unpaid interest thereon shall have been paid in full. For the avoidance of doubt, if PBGC, upon the occurrence of such Event of Default, shall have declared the outstanding principal amount of this Note to be immediately due and payable, the interest set forth in this Section 7 shall accrue only on the defaulted payment(s) and not on the outstanding principal so accelerated.

         8. NOTICES AND COMMUNICATIONS. Fansteel agrees that all notices or other communications provided for hereunder shall be in writing (including telecommunications) and shall be mailed, telecopied or delivered to Fansteel at the address of Fansteel set forth next to its signature, or at such other address as may hereafter be specified by Fansteel to the PBGC (at its address set forth herein) in writing. All notices and communications shall be effective:

                  (a)      If mailed, when received or three days after mailing,
                           whichever is earlier;

                  (b)      If telecopied, when transmitted and confirmation is
                           received, if transmitted on a Business Day and, if
                           not, on the next Business Day; and

                  (c)      If delivered, upon delivery, if delivered on a
                           Business Day and, if not, on the next Business Day.

         9. NON-WAIVER. No failure on the part of the PBGC to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the PBGC preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of the PBGC. No amendment or waiver of any provision of this Note, nor consent to any departure by Fansteel therefrom, shall in any event be effective unless the same shall be in writing and signed by the PBGC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         10. SEVERABILITY. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         11. JURISDICTION, WAIVER OF DEFENSES. Fansteel hereby irrevocably submits to the jurisdiction of the United States Bankruptcy Court for the
District of Delaware or any Illinois State or Federal court sitting in Chicago in any action or proceeding arising out of or relating to this Note. Fansteel hereby waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and irrevocably agrees that all claims in respect of such an action or proceeding may be heard and determined in the United States
Bankruptcy Court for the District of Delaware or such Illinois State or Federal court. Fansteel, by its acceptance hereof, waives any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

         12. APPLICABLE LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                              FANSTEEL INC.

                              By /s/ R. Michael McEntee
                                 -------------------------------
                                 Name: R. Michael McEntee
                                 Title: Vice President and CFO
                                 Address: One Tantalum Place
                                          North Chicago, IL  60064
                                 Attention: Michael McEntee
                                 Telephone: 847-698-4900 ext. 200
                                 Telecopier: 847-689-1816

                                                                    Exhibit 10.7

                               OPTION TO PURCHASE

         This Option to Purchase (this "Agreement") is made as of November 13,
2003, by and between the City of North Chicago, an Illinois municipal corporation, having its principal place of business in North Chicago, Illinois
60064 (the "City" or "Purchaser") and Fansteel Inc., a Debtor and
Debtor-in-possession, a Delaware corporation, having its principal place of business at One Tantalum Place, North Chicago, Illinois 60064 ("Seller" or
"Fansteel").

         WHEREAS, Seller is the owner of a certain parcel real property located at One Tantalum Place, North Chicago, Illinois and as more particularly described in Exhibit A consisting of four pages attached hereto and made a part hereof, together with the building and other improvements located thereon
(collectively, the "North Chicago Facility");

         WHEREAS, Fansteel and its affiliates (collectively, the "Debtors")
filed voluntary petitions with the United States Bankruptcy Court for the
District of Delaware (the "Court") for relief under Title 11 of the United
States Code on January 15, 2002, which petitions are being jointly administered as Case No. 02-01109(JJF);

         WHEREAS, the Debtors filed an Amended Joint Reorganization Plan of
Fansteel Inc. and Subsidiaries dated September 18, 2003 (the "Plan");

         WHEREAS, on or about September 21, 2002, the United States Department of Justice ("USDOJ"), on behalf of the United States Environmental Protection
Agency ("EPA"), the Department of Navy, the Department of Defense, the General
Services Administration, the Department of Commerce, the Department of Treasury,
the Department of the Interior, and the National Oceanic and Atmospheric
Administration, filed a proof of claim against Fansteel seeking reimbursement of certain past and future response costs incurred or to be incurred by the United
States at the Vacant Lot Site (as defined in the Plan);

         WHEREAS, on or about September 16, 2003, the City filed a proof of claim against Fansteel alleging that Fansteel was in violation of the City's
Hazardous Substance Ordinance ss. 8-30-1 et seq. of the North Chicago City Code;

         WHEREAS, upon the Effective Date of the Plan, Fansteel plans to transfer the North Chicago Facility to North Chicago Inc., a newly formed special purpose entity ("NCI"), and NCI will lease the North Chicago Facility back to Fansteel as reorganized pursuant to the Plan ("RF").

         WHEREAS, the location of the North Chicago Facility makes it one of the integral parts of the City's redevelopment and revitalization plan, and the City desires to control the North Chicago Facility to facilitate the transformation of this area of the City from industrial to mixed use.

         WHEREAS, on November 3, 2003, the City Council of the City of North
Chicago passed Resolution 730, which authorized the City to take all necessary actions to obtain the North Chicago Facility through its powers of eminent domain because the facility is located in a blighted area and has been identified by the City Council of the City for the purposes of redevelopment.

         WHEREAS, as authorized by Resolution 730, the attorneys for the City took affirmative action by entering negotiations and making a good faith offer to enter into an option agreement with Fansteel to acquire the North Chicago
Facility in exchange for $1,400,000.00 as

just compensation. Fansteel has agreed to the $1,400,000.00 as just compensation for the North Chicago Facility. This terms of this Agreement will allow the City to acquire the North Chicago Facility at the agreed just compensation pursuant to the City's power of eminent domain.

         WHEREAS, as approved by Resolution 730, the City authorized The Jeff
Diver Group, LLC to enter into negotiations for an option agreement allowing the
City to acquire the North Chicago Facility from Fansteel prior to the City exercising its powers of eminent domain.

         WHEREAS, on November 6, 2003, the USDOJ published a notice in the
Federal Register of the proposed North Chicago Consent Decree, a copy of which is attached hereto as Exhibit B (as defined in the Plan) resolving the environmental liabilities and obligations associated with the North Chicago
Facility and providing the terms and conditions by which the City would exercise its power of eminent domain with respect to the North Chicago Facility.

         WHEREAS, in consideration of this Agreement, the City voluntarily withdrew its claim against Fansteel.

         WHEREAS, in the absence of the North Chicago Consent Decree, Fansteel would have objected to the proof of claims filed by the United States and the
City.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                  ARTICLE XXIV

         Grant of Option. In consideration of the sum of One Hundred Dollars
($100.00) and other good and valuable consideration paid by the City to
Fansteel, receipt of which is hereby acknowledged, Fansteel, pursuant to the
North Chicago Consent Decree, shall grant to the City an exclusive option (the
"Option") to purchase, during the Option Period (as hereinafter defined), all of the North Chicago Facility.

                                   ARTICLE XXV

         Option Effect. Effective as November 3, 2003, Fansteel, NCI, or any
successor-in-interest to Fansteel holding any fee interest in the North Chicago
Facility, as applicable, shall not enter into any licenses, leases, covenants or the like with respect to the North Chicago Facility, nor permit the filing of any mortgage, lien, or other encumbrances during the Option Period, excepting the RF Lease which is hereinafter approved.

                                  ARTICLE XXVI

         Option Period. The Option is available to the City from and after the date hereof until 5:00 p.m. eastern standard time on June 1, 2004 (the "Option
Period"). Notwithstanding the foregoing, if the City is unable to obtain the financing needed to exercise the Option prior to the expiration of the Option
Period, then the City may request, upon fifteen (15) days prior written notice to Fansteel or NCI, as applicable, that the Option Period be extended for an additional period not to exceed ninety (90) days. Any extension of the Option
Period shall be consented to in writing by Fansteel, NCI or any successor-in-interest to Fansteel holding any fee interest in the North Chicago
Facility, which consent shall not be unreasonably withheld, and evidence of such extension shall be recorded in the applicable real estate records.

                                  ARTICLE XXVII

         Notices. At any time during the Option Period, but no later than twenty
(20) days prior to the expiration of the Option Period, the City shall exercise the Option by giving twenty (20) days advanced written notice to NCI (or
Fansteel if the notice shall be tendered prior to the Effective Date of the
Plan) that the City is electing to exercise the Option. All notices shall be in writing and shall be deemed given only if delivered to the party personally or sent to the party by registered or certified mail (return receipt requested)
with postage and registration or

certification fees thereon prepaid, or by any nationally recognized overnight courier addressed to the address set forth in the first paragraph on the first page hereof.

                                 ARTICLE XXVIII

         Purchase Price. The total purchase price for the North Chicago Facility shall be $1,400,000.00 (the "Purchase Price"). The Purchase Price shall be payable to Fansteel or NCI, as applicable at the Closing (as hereinafter defined) in cash or cash equivalents.

                                  ARTICLE XXIX

         Closing. The closing shall take place on the day that is the twentieth
(20th) day after receipt of the City's notice to exercise the Option, unless the parties shall agree otherwise, which consent shall not be unreasonably withheld.

                                   ARTICLE XXX

         Approval of Intermediate Transfer and Lease. The City acknowledges that it has been advised of the Plan and is a signatory to the North Chicago Consent
Decree attached thereto, as amended, and agrees that if the City has not exercised the Option by the Effective Date of the Plan, then Fansteel is permitted to transfer the North Chicago Facility to NCI and NCI is permitted to lease the North Chicago Facility back to RF (the "RF Lease"). In addition, the
City hereby agrees that:

         Section 30.01 If the City has not exercised the Option by the Effective
Date of the Plan, then the actions contemplated by the North Chicago Consent
Decree (e.g., transfer of title to NCI, issuance of the NCI Notes by RF, required periodic payments by RF pursuant to the NCI Notes, tender of the cash settlement by the Federal Settling Parties, etc) shall take place as set forth in the Plan, subject to defeasance by the City when it exercises the Option.

         Section 30.02 If the City exercises the Option after the Effective Date of the Plan but prior to the expiration of the Option Period, the City will allow RF to continue to lease the space for its administrative offices under the
RF Lease for up to 90 days following the City's exercise of the Option but RF shall have no obligation to pay any rent for such period. After the expiration of such 90 days, the RF Lease shall terminate and RF shall have no further obligations to the City with respect to the North Chicago Facility. During the period that RF continues to lease space at the North Chicago Facility, RF shall continue to maintain its general liability insurance pursuant to the terms of the RF Lease. At the Closing, RF shall have the City named as an additional insured under such general liability insurance policy and shall deliver evidence of same to the City. RF shall indemnify and hold the City harmless for all claims related to and arising from RF's occupancy of the space, provided that, this provision shall not be deemed to increase RF's liability as set forth in the RF Lease . Nothing herein shall impose upon RF any additional obligations or liability for the environmental conditions addressed and provided for in the
Consent Decree.

         Section 30.03 During the term of the RF Lease, RF shall agree not to sublease any part of the North Chicago Facility. After the City exercises the
Option, RF shall abide by the reasonable requirements or instructions of the
City or the City's insurer that are in accord with sound risk management principles. In addition, after the City's exercise of the Option, RF shall grant access to the City upon reasonable request and at reasonable times. Nothing herein shall affect the City's rights to entry under ordinance.

         Section 30.04 Upon such "defeasement", the title to the North Chicago
Facility shall be transferred to the City, the City shall deliver the Purchase
Price to NCI, and RF will cancel the NCI Primary and Contingent Notes (as defined in the Plan).

         Section 30.05 If the Option is exercised prior to the North Chicago
Response Action, then upon receipt of the Purchase Price from the City, NCI shall transfer the funds to the

Vacant Lot Special Account (as defined in the North Chicago Consent Decree)
established by EPA. Upon such payment, NCI will be released from any and all of its obligations to implement the North Chicago Response Action, and will be dissolved. Notwithstanding the foregoing, NCI will be responsible for submitting and completing a revised Engineering Evaluation/Cost Analysis ("EE/CA") report as required by paragraph 9 of the North Chicago Consent Decree.

         Section 30.06 Following delivery of the Purchase Price by NCI to EPA,
RF's obligations with respect to the North Chicago Facility shall be solely limited to the following: (i) issuance and delivery to EPA of an unsecured, non-interest bearing promissory note (the "Note") in the principal amount of
$700,000 less any amounts previously paid by RF under the Primary Note as of such date, payable in equal semi-annual payments to be made over a three-year period beginning six months after issuance, provided, however, that any amounts expended by RF or NCI for the completion of the EC/CA after the Closing shall be and be deemed to be a prepayment of amount due under the Note, and (ii) RF shall continue to pursue, collect and turnover insurance proceeds, adjusted to reflect this agreement.

         Section 30.07 Following the City's exercise of the Option, EPA shall be solely responsible to perform the North Chicago Response Action that NCI was to perform pursuant to the North Chicago Consent Decree and the Plan.

         Section 30.08 Pursuant to paragraph 33(a) of the North Chicago Consent
Decree, the North Chicago Response Action, whether performed by NCI or the EPA or its designee, shall satisfy all of the environmental obligations of Fansteel,
RF or NCI with respect to the North Chicago Facility and the Vacant Lot Site,
and that upon the City's exercise of the Option, RF and NCI shall have no further obligations with respect to the North Chicago Facility except as set forth herein.

         Section 30.09 If the Option is exercised after completion of the North
Chicago Response Action, then NCI shall be entitled to retain the Purchase Price and have no further obligations with respect to the North Chicago Facility.

                                  ARTICLE XXXI

         Assignment This Agreement and all rights hereunder shall be freely assignable. If the City shall assign the same, all acts to be performed by the
City with respect to the purchase of the North Chicago Facility may be performed by the assignee whether the assignment is made before or after the exercise of this Agreement.

                                  ARTICLE XXXII

         Title The City hereby agrees to accept title to the North Chicago
Facility in its "as is" form. Neither Fansteel nor NCI shall have any obligation to remove any encumbrance existing prior to November 3, 2003 against the North
Chicago Facility in connection with the transfer of title to the City pursuant to the this Agreement.

                                 ARTICLE XXXIII

         Closing. At Closing, Seller shall convey or cause to be conveyed to
Purchaser title to the North Chicago Facility by a recordable deed, which title shall be subject to the RF Lease, general real estate taxes assessed subsequent to the Court approved Reorganization of Fansteel but not yet due or payable at the time of Closing, easements, covenants, conditions and restrictions of record, any encroachments and any other items existing on title prior to the date of this Agreement. Seller and Purchaser shall apportion the real estate taxes assessed against the North Chicago Facility as of the day of Closing.

                                  ARTICLE XXXIV

         Seller's Disclaimer PURCHASER ACKNOWLEDGES AND AGREES THAT IT WILL BE
PURCHASING THE NORTH CHICAGO FACILITY BASED SOLELY UPON ITS INSPECTION AND
INVESTIGATIONS OF THE NORTH CHICAGO FACILITY, AND THAT

PURCHASER WILL BE PURCHASING THE NORTH CHICAGO FACILITY "AS IS" AND "WITH ALL
FAULTS," BASED UPON THE CONDITION OF THE NORTH CHICAGO FACILITY AS OF THE DATE
OF THIS AGREEMENT, ORDINARY WEAR AND TEAR AND LOSS BY FIRE OR OTHER CASUALTY OR
CONDEMNATION EXECUTED AND THAT SELLER MAKES NO WARRANTY OR REPRESENTATION,
EXPRESS, IMPLIED OR ARISING BY OPERATION OF LAW, INCLUDING, BUT NOT LIMITED TO,
ANY WARRANTY OF CONDITION, HABITABILITY, MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE, IN RESPECT OF THE NORTH CHICAGO FACILITY. WITHOUT LIMITING
THE FOREGOING, PURCHASER ACKNOWLEDGES THAT, EXCEPT AS MAY OTHERWISE BE
SPECIFICALLY SET FORTH ELSEWHERE IN THIS AGREEMENT, NEITHER SELLER NOR ITS
CONSULTANTS, EMPLOYEES, AGENTS OR OTHER PERSONS HAVE MADE ANY REPRESENTATIONS OR
WARRANTIES OF ANY KIND UPON WHICH PURCHASER IS RELYING AS TO ANY MATTERS
CONCERNING THE NORTH CHICAGO FACILITY, INCLUDING, BUT NOT LIMITED TO: (A) THE
CONDITION OR VALUE OF THE NORTH CHICAGO FACILITY, (B) THE EXISTENCE OR
NON-EXISTENCE OF ANY POLLUTANT, TOXIC WASTE AND/OR HAZARDOUS MATERIALS (AS
DEFINED BELOW) ON THE NORTH CHICAGO FACILITY, (C) ECONOMIC PROJECTIONS OR MARKET
STUDIES CONCERNING THE NORTH CHICAGO FACILITY OR THE INCOME TO BE DERIVED FROM
THE NORTH CHICAGO FACILITY; (D) ANY DEVELOPMENT RIGHTS, TAXES, BONDS, COVENANTS,
CONDITIONS AND RESTRICTIONS AFFECTING THE NORTH CHICAGO FACILITY, (E) THE NATURE
AND EXTENT OF ANY RIGHT OF WAY, LEASE, LIEN, ENCUMBRANCE, LICENSE, RESERVATION
OR OTHER TITLE MATTER, (F) WATER OR WATER RIGHTS, TOPOGRAPHY, GEOLOGY, DRAINAGE,
SOIL OR SUBSOIL OF THE NORTH CHICAGO FACILITY, (G) THE UTILITIES SERVING THE
NORTH CHICAGO FACILITY, (H) THE SUITABILITY OF THE NORTH CHICAGO FACILITY FOR
ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY ELECT TO CONDUCT THEREON,
INCLUDING THE POSSIBILITIES FOR FUTURE DEVELOPMENT THEREON; OR (I) THE
COMPLIANCE OF THE NORTH CHICAGO FACILITY WITH ANY ZONING, ENVIRONMENTAL,
BUILDING OR OTHER LAWS, RULES OR REGULATIONS AFFECTING THE NORTH CHICAGO
FACILITY. SELLER MAKES NO REPRESENTATIONS OR WARRANTY THAT THE NORTH CHICAGO
FACILITY COMPLIES WITH THE AMERICANS WITH DISABILITIES ACT OR ANY FIRE OR
BUILDING CODE. PURCHASER HEREBY RELEASES SELLER FROM ANY AND ALL LIABILITY IN
CONNECTION WITH ANY CLAIMS WHICH PURCHASER MAY HAVE AGAINST SELLER AND PURCHASER
HEREBY AGREES NOT TO ASSERT ANY CLAIMS FOR CONTRIBUTION, COST RECOVERY OR
OTHERWISE AGAINST SELLER RELATING DIRECTLY OR INDIRECTLY TO THE EXISTENCE OF
ASBESTOS OR HAZARDOUS MATERIALS OR SUBSTANCES ON, RELATING TO OR ARISING FROM,
OR ENVIRONMENTAL CONDITIONS RELATING TO OR ARISING FROM, THE REAL, PROPERTY,
WHETHER KNOWN OR UNKNOWN. PURCHASER ACKNOWLEDGES THAT HAVING BEEN GIVEN THE
OPPORTUNITY TO INSPECT THE NORTH CHICAGO FACILITY, PURCHASER IS RELYING SOLELY
ON ITS OWN INVESTIGATION OF THE NORTH CHICAGO FACILITY AND NOT ON ANY
INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. PURCHASER FURTHER ACKNOWLEDGES
THAT THE INFORMATION PROVIDED AND TO BE PROVIDED WITH RESPECT TO THE NORTH
CHICAGO FACILITY WAS OBTAINED FROM A VARIETY OF SOURCES, AND THAT SELLER (A) HAS
NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND
(B) MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH
INFORMATION, EXCEPT AS PROVIDED

HEREIN. PURCHASER EXPRESSLY RECOGNIZES THAT THE NORTH CHICAGO FACILITY IS
SUBJECT TO ONGOING AND FUTURE INVESTIGATIONS AND RESPONSE ACTIVITIES RELATING TO
OR ARISING FROM HAZARDOUS MATERIALS AND THAT SUCH INVESTIGATIONS AND RESPONSE
ACTIVITIES WILL RESTRICT LAND USE.

                                  ARTICLE XXXV

         Brokers There are no brokers or finders entitled to any brokerage or finder's fee or other commission or fee based upon arrangement made by or on behalf of Seller or any other person in connection with this agreement or any of the transactions contemplated hereby.

                                  ARTICLE XXXVI

         Costs, Expenses, Prorations Given the unique nature of the North
Chicago Facility and the circumstances of the Seller's status with respect to the North Chicago Facility, the Purchaser agrees that it shall be responsible for all escrow fees, any documentary or transfer stamps, recording charges, and all title search and title insurance charges.

                                 ARTICLE XXXVII

         Preamble; Preliminary Recitals The preliminary recitals set forth on the first page are hereby incorporated and made part of this Agreement

                                 ARTICLE XXXVIII

         Counterparts; Headings; Interpretations This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall altogether constitute one and the same Agreement. The descriptive headings herein are inserted for convenience or reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed as a whole in accordance with the fair meaning of its language and, regardless of who is responsible for its original drafting, shall not be construed for or against either party.

                                 ARTICLE XXXIX

         Severability If any provision, clause or part of this Agreement or the application thereof under certain circumstances is held invalid or unenforceable, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

                                   ARTICLE XL

         Fees and Expenses Each of the parties hereto will pay its own fees and expenses (including, without limitation, its attorneys' fees and expenses) and any fees, commissions and expenses of its financial advisors, investment bankers or brokers.

                                   ARTICLE XLI

         Signatures Purchaser and Seller agree that this Agreement and all ancillary agreements, documents and instruments contemplated herein can be signed by facsimile and facsimile copies shall be binding on such signing party as if an original executed copy.

                                  ARTICLE XLII

         Governing Law This Agreement shall be construed and interpreted according to the laws of the State of Illinois, without regard to the conflict of law principles thereof.

                                  ARTICLE XLIII

         Entire Agreement This Agreement supersedes all previous agreements between the parties with regard to the subject matter hereof and there are no other understandings or agreements between them.

                                  ARTICLE XLIV

         Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, and assigns.

                                   ARTICLE XLV

         Recordation The parties agree that this Agreement or a Memorandum of this Option shall be recorded with the Lake County Recorder of Deeds by the
City.

                                  ARTICLE XLVI

         Approval The execution of this Agreement is contingent upon the approval by the North Chicago City Council.

                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF the parties have signed and acknowledged this
Agreement as of the day and year first above written.

                                         CITY OF NORTH CHICAGO,
                                         an Illinois municipal corporation,

                                         By: /s/ Jeffrey D. Jeep
                                             --------------------------
                                               Name:  Jeffrey D. Jeel
                                               Title:  Attorney for the City

                                         FANSTEEL INC., as a Debtor and Debtor-
                                         in-possession, a Delaware corporation

                                         By: /s/ R.M. McEntee
                                             ---------------------------
                                               Name:  R.M. McEntee
                                               Title:  Vice President and CFO

                                ACKNOWLEDGEMENTS

STATE OF      Illinois                      )
                                            )  ss.:
COUNTY OF        DuPage                     )

         I, the undersigned, a Notary Public in and for said County, in the
State aforesaid, DO HEREBY CERTIFY that Jeffrey D. Jeep, personally known to me to be a/the attorney for THE CITY OF NORTH CHICAGO, an Illinois municipal corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer, she signed and delivered said instrument as such authorized signatory of said corporation, pursuant to authority, given by the City Council of said corporation, as her free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

         Given under my hand and official seal, this 14th day of November, 2003.

                                             /s/ Geraldine M. Vaughn
                                             -----------------------------------
                                             Notary Public
                                             Notary Seal

STATE OF     Delaware                       )
                                            )  ss.:
COUNTY OF    New Castle                     )

         I, the undersigned, a Notary Public in and for said County, in the
State aforesaid, DO HEREBY CERTIFY that ____________, personally known to me to be a/the ______________ of FANSTEEL INC, as a Debtor and Debtor-in-possession, a
Delaware corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer, she signed and delivered said instrument as such authorized signatory of said corporation, pursuant to authority, given by the __________ of said corporation, as her free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

         Given under my hand and official seal, this 17th day of November, 2003.

                                                     /s/ Hally T. Walsh
                                          --------------------------------------
                                          Notary Public

                                          Notary Seal

                                    EXHIBIT A

                   LEGAL DESCRIPTION OF NORTH CHICAGO FACILITY

PARCEL A:
THAT PART OF THE SOUTH HALF OF THE NORTH WEST QUARTER OF SECTION 4, TOWNSHIP 44
NORTH, RANGE 12, EAST OF THE 3RD P. M., DESCRIBED AS FOLLOWS: COMMENCING AT A
POINT ON THE NORTHERLY LINE OF TWENTY-SECOND STREET, 300 FEET EAST OF THE POINT
OF INTERSECTION OF SAID NORTHERLY LINE OF TWENTY-SECOND STREET WITH THE WEST
LINE OF SAID NORTH WEST QUARTER OF SECTION 4, AFORESAID; RUNNING THENCE FROM
SAID POINT OF BEGINNING EASTERLY ALONG THE NORTHERLY LINE OF SAID TWENTY-SECOND
STREET, A DISTANCE OF 272.6 FEET TO A POINT; THENCE NORTH ON A LINE PARALLEL
WITH THE WEST LINE OF THE NORTH WEST QUARTER OF SAID SECTION 4, AFORESAID, A
DISTANCE OF 1,182.7 FEET, MORE OR LESS, TO THE SOUTHERLY LINE OF THE RIGHT OF
WAY OF THE ELGIN, JOLIET AND EASTERN RAILROAD COMPANY; THENCE IN A SOUTH
WESTERLY DIRECTION ALONG THE SOUTHERLY LINE OF SAID ELGIN, JOLIET AND EASTERN
RAILROAD COMPANY RIGHT OF WAY, A DISTANCE OF 313.9 FEET, MORE OR LESS, TO A
POINT ON THE SOUTHERLY LINE OF SAID RIGHT OF WAY WHICH IS 300 FEET EAST OF THE
WEST LINE OF SAID NORTH WEST QUARTER; THENCE SOUTH, A DISTANCE OF 1,032.1 FEET,
MORE OR LESS, TO THE PLACE OF BEGINNING, IN LAKE COUNTY, ILLINOIS.

PARCEL B:
ALL THAT CERTAIN TRACT OF LAND BEING LOT 23, IN MURPHY'S ADDITION TO BLOCK 138
IN THE CITY OF NORTH CHICAGO, BEING A SUBDIVISION OF A PART OF THE SOUTH WEST
QUARTER OF THE NORTH WEST QUARTER OF SECTION 4, TOWNSHIP 44, NORTH, RANGE 12,
EAST OF THE 3RD P. M., ACCORDING TO THE PLAT THEREOF, RECORDED JANUARY 12, 1906
AS DOCUMENT 104263, IN BOOK "G' OF PLATS, PAGE 39, WHICH LOT IS MORE
PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT AN IRON BAR WHICH MARKS THE
INTERSECTION OF THE NORTH LINE OF TWENTY-SECOND STREET AND THE WESTERN BOUNDARY
LINE OF AN EXISTING TRACK RIGHT OF WAY; THENCE IN A WESTERLY DIRECTION ALONG THE
NORTH LINE OF TWENTY-SECOND STREET, A DISTANCE OF 2.52 FEET TO AN IRON BAR;
THENCE IN A NORTHERLY DIRECTION ALONG A LINE PARALLEL WITH THE WEST LINE OF THE
NORTH WEST QUARTER OF SAID SECTION 4, AFORESAID, FOR A DISTANCE OF 540.3 FEET TO
AN IRON PIPE; THENCE IN AN EASTERLY DIRECTION ALONG THE SOUTH LINE OF LANYON
STREET (NOW TWENTY-FIRST STREET), 128.3 FEET TO A POINT 12.9 FEET WEST OF THE
CENTER OF AN EXISTING SWITCH TRACK; THENCE IN A SOUTHERLY DIRECTION ALONG A
CURVED LINE WHICH SAID CURVED LINE IS 12.5 FEET FROM AND PARALLEL WITH THE
CENTER OF THE SAID SWITCH TRACK AND FORMS THE WESTERN BOUNDARY OF THE RIGHT OF
WAY OF THE SAID SWITCH TRACK, A DISTANCE OF 565 FEET, MORE OR LESS, TO THE
NORTHERN LINE OF TWENTY-SECOND STREET TO AN IRON BAR, WHICH IS THE PLACE OF
BEGINNING, IN LAKE COUNTY, ILLINOIS.

PARCEL C:
THAT PART OF LANYON STREET (NOW TWENTY-FIRST STREET) WHICH LIES NORTH AND
ADJOINING PARCEL B AS VACATED BY AN ORDINANCE RECORDED JUNE 19, 1980 AS DOCUMENT
2065150, IN LAKE COUNTY, ILLINOIS.

PARCEL D: (P.I.N. 12 04 300 020)
PT NW SW; BEG X WLN SD SW & SLN 22ND ST, S ALG SD WLN 137.74' TO PNT NLY ROW RR,
ELY 144.35' ELY 200.46', NELY 97.9, N84.4' TO PNT ON SLN SD ST, WLY 431.64' TO
POB SECTION 4 TOWNSHIP 44 RANGE 12.